1 A TRANSFORMATIONAL PLACENTAL BIOLOGICS COMPANY Canaccord Genuity 2022 Musculoskeletal Conference March 22, 2022 EXHIBIT 99.1

2 DISCLAIMER & CAUTIONARY STATEMENTS This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • future sales or sales growth; • the Company’s expectations regarding its mdHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; • the effectiveness of amniotic tissue as a therapy for any particular indication or condition; • estimates of potential market size for the Company’s current and future products; • plans for expansion outside of the U.S.; • expected spending on clinical trials and research and development; • the Company’s long-term strategy for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth;

3 DISCLAIMER & CAUTIONARY STATEMENTS Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; • the results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; • the future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and • expected spending can depend in part on the results of pending clinical trials. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement.

LEADING PRODUCT PORTFOLIO POSITIONED FOR GROWTH

MDXG

$258.6M
2021 Net Sales

83.3%
2021 Gross Margin

($10.3M)
2021 Net Loss

$17.9M
2021 Adjusted EBITDA[1]

15%
2021 growth in Advanced Wound Care business[2]

800+
Employees[3]

$693M
Market Cap[4]

$87.1M
Cash at 12/31/21

2,000,000+
Allografts Distributed[5]

Purion.

EPIFIX® AMNIOFIX®
EPICORD® AMNIOCORD®

Reimbursement coverage, U.S.:
300M+
lives

30M (U.S.)
with diabetes[6]

2.9M
chronic wounds[7]

~$20B
Medicare cost of diabetic-related ulcers/yr[8]

In a recent peer-reviewed study, the average cost/episode with EPIFIX was
~$3000 less
versus other advanced treatments[8]

42%
of the low risk-of bias studies in AHRQ assessment were on MIMEDX products[9]

(1) Adjusted EBITDA is a non-GAAP measure consisting of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) income tax provision, (v) costs incurred in connection with Audit Committee Investigation and Restatement, (vi) the effect of the change in revenue recognition on net loss, (vii) share-based compensation, and (viii) impairment of intangible assets. Refer to Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 (the "2021 Annual Report") for defined terms and reconciliation to the nearest GAAP measure. (2) Year-over-year growth based on Sales of our Advanced Wound Care products, which excludes Section 351 products (as defined in our 2021 Annual Report). (3) As of December 31, 2021. (4) Based on closing stock price on March 18, 2022. Assumes conversion of Series B shares. (5) As of March 18, 2022; (6) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019; 8(2):39-48. doi:10.1089/wound.2019.0946; (7) BioMed GPS SmartTrak; (8) Tettelbach, WH, Armstrong, DG, Chang, TJ, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. Journal of Wound Care 2022 31:Sup2, S10-S31. (9) Snyder DL, et al. Agency for Healthcare Research and Quality. https://www.cms.gov/Medicare/Coverage/DeterminationProcess/downloads/id109TA.pdf. Published February 2020. Accessed October 13, 2021. AHRQ = Agency for Healthcare Research and Quality.

4

MIMEDX

A TRANSFORMATIONAL VISION

Transforming medicine in large and high-growth markets with significant unmet needs

Existing	2022-2023	2026+
$1.1B	$2.7B	$4B+
		Other OUS
		+
	Japan	Japan
	+	+
	Surgical Recovery	Surgical Recovery
	+	+
Advanced Wound Care	Advanced Wound Care	Advanced Wound Care

BioMed GPS SmartTrak; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; GlobalData Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates; OUS = Outside of United States.

5

MIMEDX

A TRANSFORMATIONAL VISION

Transforming medicine in large and high-growth markets with significant unmet needs

Existing — $1.1B
- Advanced Wound Care

2022-2023 — $2.7B
- Japan
- \+
- Surgical Recovery
- \+
- Advanced Wound Care

2026+
- Knee Osteoarthritis
- \+
- Other OUS
- \+
- Japan
- \+
- Surgical Recovery
- \+
- Advanced Wound Care

BioMed GPS SmartTrak; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; GlobalData Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates

6

MIMEDX

THE TRANSFORMATIONAL POTENTIAL


DMOAD

Existing	2022-2023	2026+
		Knee Osteoarthritis
		+
		Other OUS
	$2.7B	+
	Japan	Japan
	+	+
$1.1B	Surgical Recovery	Surgical Recovery
	+	+
Advanced Wound Care	Advanced Wound Care	Advanced Wound Care

BioMed GPS SmartTrak; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; GlobalData Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates; DMOAD = Disease Modifying Osteoarthritis Drug

7

MIMEDX

SIGNIFICANT UNMET CLINICAL NEED IN KNEE OSTEOARTHRITIS


Market Sizing Algorithm
12 Million
Target for HA Injections
19 Million
Patients with KOA

Multiple factors drive overall transformation

Value Multipliers

- Product Label
- Dosing Regimen
- Bilateral Application
- Prophylactic Use
- Place in Treatment Algorithm
- Clinical Trial Results
- DMOAD

DMOAD substantially amplifies market opportunity

GlobalData: 2020 Orthopedic Devices Knee Reconstruction US (2015-2030); GlobalData: Viscosupplementation Model (HA) U.S. (2015-2030); KOA = Knee Osteoarthritis; HA = Hyaluronic Acid

8

MIMEDX

mdHACM HOLDS POTENTIAL TO REDUCE PAIN AND INCREASE FUNCTION IN KOA

- Phase 2B study did not meet primary endpoints, but demonstrated statistically significant and clinically meaningful improvement within Pre-Interim analysis cohort

190-patient Cohort	3-months	6-months
WOMAC Pain	p=0.032	p=0.009
WOMAC Function	p=0.046	p=0.009
WOMAC Total	p=0.038	p=0.008

- Plan to commence pivotal KOA Clinical Trial Program in 2022

- Anticipate BLA filing in late-2025 with greater probability of success



Pivotal Trial initiation
Est. BLA filing
Est. launch
Knee Osteoarthritis
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
2022
2023
2024
2025
2026
2027



mdHACM = micronized dehydrated Human Amnion Chorion Membrane; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index; BLA = Biologics License Application; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

9

MIMEDX

THE PLACENTA IS A SOPHISTICATED BIOLOGICAL SYSTEM THAT SUPPORTS GROWTH AND HEALING

Known Properties of Amniotic Tissue[1]

- Regulator of angiogenesis[2]
- Modulates inflammation
- Barrier membrane
- Inhibitor of fibrosis and scars
- Promoter of epithelialization[3]
- Non-immunogenic material


international wound journal
Biological properties of dehydrated human amnion/chorion composite graft: in
Cell recruitment by amnion chorion grafts promotes neovascularization
Angiogenic properties of dehydrated human amnion/chorion allografts: therapeutic potential for soft tissue repair and regeneration

Our library of peer-reviewed literature provides MIMEDX with a critical advantage for the future development of novel therapeutics

(1) N. G. Fairbairn, M. A. Randolph, R. W. Redmond, J Plast Reconstr Aesthet Surg. 2014 May; 67(5): 662–675. Published online 2014 Jan 31. doi: 10.1016/j.bjps.2014.01.031; (2) Angiogenesis is the formation of new blood vessels. This process involves the migration, growth, and differentiation of endothelial cells, which line the inside wall of blood vessels; (3) Epithelialization is an essential component of wound healing used as a defining parameter of a successful wound closure.

10

MIMEDX

11 MID-TERM GROWTH EXPECTATIONS DRIVEN BY TREATMENT TRANSFORMATION AND ONGOING PORTFOLIO INNOVATION 7.0% 11.0% 8.0% 2.0% 2.0% 14.0% 3.0% 3.0% Existing Products New Products/ Expansion International Overall Growth + + = Management estimates of annual revenue growth rate.

12 2022 OBJECTIVES SUPPORT CURRENT AND FUTURE GROWTH POTENTIAL R&D  Initiate Phase 3 KOA Clinical Studies  Increase Product Vitality Index  Advance body of scientific evidence Operations  Implement CGMP throughout supply chain  Leverage cost base through production efficiencies  Optimize quality, processes and scale Commercial  Achieve sustainable double-digit growth target  Expand international footprint, with initial launch in Japan  Launch two new products – AMNIOEFFECT™ and PCM CGMP = Current Good Manufacturing Practices; PCM = Placental Collagen Matrix

DIFFERENTIATED VALUE PROPOSITION OF TRANSFORMATION DRIVES GROWTH 13 Sustainable above-market growth from commercial business in multiple therapeutic areas with significant unmet need Native & multimodal therapeutic properties of placental tissue provide vast range of organic product innovation KOA indication represents potential blockbuster biologic opportunity Underlying mechanism of action and proprietary tissue engineering offer new insights into disease modifying potential Talented, skilled and seasoned leadership team in place

14 OUR PLACENTAL BIOLOGICS ARE TRANSFORMING MEDICINE AND PATIENTS’ LIVES

15 APPENDIX

16 SUMMARY BALANCE SHEETS ($ millions) 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Assets Cash and Cash Equivalents 53.5 48.2 109.6 95.8 84.7 85.0 90.6 87.1 Accounts Receivable, net 31.9 30.1 33.0 35.4 35.4 37.2 36.5 40.4 Inventory, net 9.2 10.6 11.0 10.4 11.6 10.1 11.2 11.4 Other Current Assets 21.2 18.7 17.9 19.0 18.3 15.4 3.6 9.6 Total Current Assets 115.9 107.6 171.5 160.6 150.0 147.7 141.9 148.5 Property and Equipment 11.8 10.8 10.3 11.4 11.0 10.3 9.9 9.2 Other Assets 31.2 32.5 31.5 30.0 29.8 29.1 28.7 30.2 Total Assets 158.9 150.9 213.3 202.0 190.8 187.1 180.5 187.9 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 63.7 63.7 57.3 59.2 55.4 50.6 41.7 42.4 Long Term Debt, net 61.6 61.5 47.6 47.7 47.8 47.9 48.0 48.1 Other Liabilities 3.2 2.9 4.4 3.7 3.6 3.3 4.1 4.9 Total Liabilities 128.6 128.1 109.3 110.6 106.8 101.8 93.8 95.4 Convertible Preferred Stock 0.0 0.0 91.1 91.6 92.0 92.5 92.5 92.5 Stockholders’ Equity (Deficit) 30.3 22.9 12.9 (0.2) (8.0) (7.2) (5.8) 0.1 Total Liabilities and Stockholders’ Equity (Deficit) 158.9 150.9 213.3 202.0 190.8 187.1 180.5 187.9 Note: figures don’t add to subtotals due to immaterial rounding differences.

17 SUMMARY INCOME STATEMENTS ($ millions) 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Net Sales 61.7 53.6 64.3 68.6 60.0 68.2 63.1 67.4 Cost of Sales 10.0 8.2 10.3 10.8 9.7 12.8 10.1 10.7 Gross Profit 51.7 45.4 54.0 57.8 50.3 55.4 53.0 56.7 Research & Development 2.7 2.3 3.4 3.4 4.3 4.1 4.3 4.6 Selling, General, and Administrative 46.9 37.3 48.0 48.8 45.4 53.6 46.3 53.1 Investigation, Restatement, and Related 15.6 11.4 12.0 20.4 7.2 (2.1) 3.2 (4.5) Amortization of Intangible Assets 0.3 0.3 0.3 0.3 0.2 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 0.0 0.0 1.0 0.0 0.0 0.0 0.1 Operating (Loss) Income (13.7) (5.9) (9.7) (16.1) (6.8) (0.4) (1.0) 3.3 Loss on Extinguishment of Debt 0.0 0.0 (8.2) 0.0 0.0 0.0 0.0 0.0 Interest Expense, net (2.4) (2.6) (1.5) (1.5) (1.5) (1.4) (1.0) (1.2) Pretax (Loss) Income (16.1) (8.4) (19.4) (17.6) (8.3) (1.8) (2.0) 2.1 Income Tax Provision Benefit (Expense) 11.3 0.0 0.0 1.0 (0.1) 0.0 (0.3) 0.1 Net Loss (Income) (4.8) (8.5) (19.4) (16.6) (8.4) (1.8) (2.3) 2.2 Note: figures don’t add to subtotals due to immaterial rounding differences.

SUMMARY CASH FLOW STATEMENTS

($ millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
Net (Loss) Income	(4.8)	(8.5)	(19.4)	(16.6)	(8.4)	(1.8)	(2.3)	2.2
Share-Based Compensation	3.3	4.4	3.7	3.9	3.2	4.1	3.8	3.6
Depreciation	1.5	1.4	1.5	1.3	1.2	1.3	0.9	1.0
Other Non-Cash Effects	1.2	1.3	9.5	1.7	1.1	0.9	0.6	0.7
Changes in Assets	(8.2)	2.9	(1.8)	(6.2)	0.1	1.9	11.0	(9.5)
Changes in Liabilities	(5.3)	(4.7)	1.9	5.5	(3.9)	(4.8)	(7.6)	(1.3)
Net Cash Flows (Used in) Provided By Operating Activities	**(12.3)**	**(3.1)**	**(4.6)**	**(10.4)**	**(6.7)**	**1.6**	**6.4**	**(3.3)**
Purchases of Property and Equipment	(1.0)	(0.4)	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)	(0.3)
Patent Application Costs	(0.1)	(0.1)	0.0	(0.1)	(0.2)	(0.0)	(0.1)	(0.0)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0
Net Cash Flows Used in Investing Activities	**(1.1)**	**(0.5)**	**(0.7)**	**(2.3)**	**(2.1)**	**(0.4)**	**(0.6)**	**(0.3)**
Preferred Stock Net Proceeds	0.0	0.0	93.4	(0.8)	0.0	0.0	0.0	0.0
Proceeds from Term Loan	0.0	10.0	49.5	0.0	0.0	0.0	0.0	0.0
Repayment of Term Loan	(0.9)	(10.9)	(72.0)	0.0	0.0	0.0	0.0	0.0
Prepayment Premium on Term Loan	0.0	0.0	(1.4)	0.0	0.0	0.0	0.0	0.0
Deferred Financing Cost	0.0	0.0	(2.8)	(0.3)	0.0	0.0	0.0	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(1.5)	(0.8)	(0.1)	0.0	(3.2)	(1.4)	(0.2)	0.0
Proceeds from Exercise of Stock Options	0.3	0.0	0.1	0.0	0.9	0.5	0.0	0.0
Net Cash Flows (Used in) Provided By Financing Activities	**(2.2)**	**(1.8)**	**66.7**	**(1.1)**	**(2.3)**	**(0.9)**	**(0.2)**	**0.0**
Beginning Cash Balance	69.1	53.5	48.2	109.6	95.8	84.7	85.0	90.6
Change in Cash	(15.5)	(5.3)	61.4	(13.8)	(11.1)	0.3	5.6	(3.5)
Ending Cash Balance	**53.5**	**48.2**	**109.6**	**95.8**	**84.7**	**85.0**	**90.6**	**87.1**

Note: certain figures may not foot due to rounding.

18

MIMEDX

REVENUE DETAIL

($ millions)	Quarter								Trailing 12 Months			
	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q21	2Q21	3Q21	4Q21
Advanced Wound Care / Section 361[1]	48.5	45.8	55.1	59.4	51.5	59.3	62.3	66.9	211.8	225.3	232.5	240.0
Section 351[1]	8.7	6.1	8.2	8.7	8.2	8.6	0.5	0.3	31.2	33.7	26.0	17.6
Adjusted Net Sales[2]	**57.2**	**51.9**	**63.3**	**68.1**	**59.7**	**67.9**	**62.8**	**67.2**	**243.0**	**259.0**	**258.5**	**257.6**
Other[3]	4.5	1.7	1.0	0.5	0.3	0.3	0.3	0.1	3.5	2.1	1.4	1.0
Net Sales	**$ 61.7**	**$ 53.6**	**$ 64.3**	**$ 68.6**	**$ 60.0**	**$ 68.2**	**$ 63.1**	**$ 67.3**	**$246.5**	**$261.1**	**$259.9**	**$258.6**

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Our reported net sales, specifically those reported prior to and after the Transition, led to situations where we included revenue recognized on the cash basis and "as-shipped" basis in the same period. Management uses Adjusted Net Sales to provide comparative assessments and understand the trend in the Company's sales across periods exclusive of effects related to the Company's transition to revenue recognition at the point of shipment. (3) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: certain figures may not foot due to rounding.

19

MIMEDX

20 NON-GAAP METRICS RECONCILIATION ($ millions) 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Net Sales – Reported 61.7 53.6 64.3 68.6 60.0 68.2 63.1 67.3 Less: Revenue Transition Impact1 (4.5) (1.7) (1.0) (0.5) (0.3) (0.3) (0.3) (0.1) Adjusted Net Sales 57.2 51.9 63.3 68.1 59.7 67.9 62.8 67.2 Gross Profit 51.7 45.4 54.0 57.8 50.3 55.4 53.0 56.7 Less: Revenue Transition Impact1 (3.9) (1.5) (0.9) (0.4) (0.2) (0.3) (0.3) (0.1) Adjusted Gross Profit 47.8 44.0 53.1 57.4 50.1 55.1 52.7 56.6 Adjusted Gross Margin 83.6% 84.8% 83.9% 84.3% 83.9% 81.3% 83.9% 84.2% Adjusted EBITDA 3.1 10.2 6.9 10.3 4.7 2.9 6.8 3.5 Less: Capital Expenditures (1.0) (0.4) (0.7) (2.2) (1.9) (0.4) (0.6) (0.3) Less: Patent Application Costs (0.1) (0.1) 0.0 (0.1) (0.2) (0.0) (0.1) (0.0) Adjusted Free Cash Flow 2.0 9.7 6.2 8.0 2.6 2.5 6.1 3.2 (1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2021 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: certain figures may not foot due to rounding.

ADJUSTED EBITDA RECONCILIATION

($ millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
Net (Loss) Income	**(4.8)**	**(8.5)**	**(19.4)**	**(16.6)**	**(8.4)**	**(1.8)**	**(2.3)**	**2.2**
Depreciation & Amortization	1.8	1.7	1.8	1.6	1.5	1.5	1.1	1.1
Interest Expense	2.4	2.6	1.5	1.5	1.5	1.4	1.0	1.2
Loss on Extinguishment of Debt	0.0	0.0	8.2	0.0	0.0	0.0	0.0	0.0
Income Tax	(11.3)	0.0	0.0	(1.0)	0.1	(0.0)	0.3	(0.1)
EBITDA	**(12.0)**	**(4.2)**	**(7.9)**	**(14.5)**	**(5.5)**	**1.1**	**0.1**	**4.4**
Investigation, Restatement & Related	15.6	11.4	12.0	20.4	7.2	(2.1)	3.2	(4.5)
Revenue Transition[1]	(3.9)	(1.5)	(0.9)	(0.4)	(0.2)	(0.3)	(0.3)	(0.1)
Impairment of Intangible Assets	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.1
Share-Based Compensation	3.3	4.4	3.7	3.9	3.2	4.1	3.8	3.6
Adjusted EBITDA[2]	**3.1**	**10.2**	**6.9**	**10.4**	**4.7**	**2.8**	**6.8**	**3.5**

Investigation, Restatement & Related:

- Audit Committee Investigation completed in 2Q19
- Restatement activities completed in 2Q20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, recoveries from insurance providers, and indemnification costs under agreements with former officers and directors

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. (2) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment of debt, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation, Restatement, and Related expenses; (vii) the effect of the change in revenue recognition on net loss, (viii) impairment of intangible assets, and (ix) share-based compensation. Note: certain figures may not foot due to rounding.

21

MIMEDX

PHASE 2B STUDY DEMONSTRATED STATISTICALLY SIGNIFICANT AND CLINICALLY MEANINGFUL IMPROVEMENT WITHIN PRE-INTERIM ANALYSIS COHORT

- Root cause analysis determined that the potency of the investigational product faded as it aged, resulting in the varied efficacy signals between patient cohorts
- Proprietary biochemical and biological tests detected this reduced potency
- Product found safe & well-tolerated

STATISTICAL DIFFERENCES BETWEEN PATIENTS TREATED WITH mdHACM AND WITH PLACEBO

Assessment	Pre-Interim Analysis (190 patients)		Post-Interim Analysis (256 patients)		TOTAL TRIAL (446 PATIENTS)	
	3-month	6-month	3-month	6-month	3-month	6-month
WOMAC – Total	0.038	0.008	Not significant	Not significant	Not significant	Not significant
WOMAC – Pain	0.032	0.009	Not significant	Not significant	Not significant	Not significant
WOMAC – Function	0.046	0.009	Not significant	Not significant	Not significant	Not significant

MIMEDX has a clear path forward & plans to progress KOA program to pivotal registrational studies

mdHACM = micronized dehydrated Human Amnion Chorion Membrane; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index; Table summarizes elements of the Phase 2B KOA clinical trial results, highlighting a statistically significant difference between patients in the product treatment group and the placebo group, and where there was no such statistically significant difference. It should be noted that overall, VAS (Visual Analog Scale) and WOMAC scores improved for both groups in this clinical trial.

22

MIMEDX

23 PHASE 2B KOA CLINICAL TRIAL: WOMAC TOTAL p=0.038 p=0.008 Placebo mdHACM n=190 n=256 n=446

24 PHASE 2B KOA CLINICAL TRIAL: WOMAC PAIN p=0.032 p=0.009 Placebo mdHACM n=190 n=256 n=446

25 p=0.046 n=190 n=256 n=446 p=0.009 PHASE 2B KOA CLINICAL TRIAL: WOMAC FUNCTION Placebo mdHACM

26 REASONS TO BELIEVE Retrospective Evidence Real-world Data Positive Results from 190 Mechanism of Action Research